                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                GERDAU AMERISTEEL CORPORATION AND GUSAP PARTNERS

             Offer for all Outstanding 10 3/8% Senior Notes due 2011
                  in Exchange for 10 3/8% Senior Notes due 2011
  Which Have Been Registered Under the U.S. Securities Act of 1933, as Amended,
                and Qualified under the Securities Act (Ontario)
         Pursuant to the Prospectus, dated o, 2003 (the "Prospectus")



--------------------------------------------------------------------------------
|         THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON  |
|    o, 2004 UNLESS EXTENDED (THE "EXPIRATION DATE").  TENDERS MAY BE          |
|  WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.   |
--------------------------------------------------------------------------------

                  DELIVERY TO: SouthTrust Bank, Exchange Agent

    By Hand Before 5:00 p.m.:               By Registered or Certified Mail:
         SouthTrust Bank                            SouthTrust Bank
      110 Office Park Drive                      110 Office Park Drive
            2nd Floor                                  2nd Floor
    Attn: Bond Holder Services                 Attn: Bond Holder Services
     Mail Code: A-001-OB-0201                   Mail Code: A-001-OB-0201
       Birmingham, AL 35223                       Birmingham, AL 35223


                              For Information Call:
                                 (205) 254-5895

                            By Facsimile Transmission
                        (for Eligible Institutions only):
                                 (205) 581-8983

                              Confirm by Telephone:
                                 (205) 254-5895


   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR
       TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH
                  ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

CAPITALIZED TERMS NOT DEFINED HEREIN SHALL HAVE THE RESPECTIVE MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS.

         The undersigned acknowledges that he or she has received the Prospectus, dated o, 2003, of Gerdau Ameristeel Corporation and GUSAP Partners (collectively, the "Issuers"), and this Letter of Transmittal (the "Letter"), which together constitute the Issuers' offer (the "Exchange Offer") to exchange an aggregate principal amount of up to US$405,000,000 of the Issuers' 10 3/8% Senior Notes due 2011 (the "Exchange Notes") which have been: (i) registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"); and
(ii) qualified under the Securities Act (Ontario), for a like principal amount of the Issuers' issued and outstanding 10 3/8% Senior Notes due 2011 (the "Existing Notes") from the registered holders thereof (the "Holders").

         For each Existing Note accepted for exchange, the Holder of the Existing Note will receive an Exchange Note having a principal amount equal to that of the surrendered Existing Note. The Exchange Notes will evidence the same indebtedness as, and will replace, the Existing Notes tendered in exchange therefor. Holders of Existing Notes whose Existing Notes are accepted for exchange will not receive any payment for accrued interest on the Existing Notes at the time of exchange. Registered Holders of Exchange Notes will be entitled, on the relevant record date for the first interest payment date following the completion of the Exchange Offer, to receive interest accruing from the most recent date to which interest has been paid in respect of the Existing Notes.

         This Letter is to be completed by a Holder of Existing Notes either if certificates are to be forwarded herewith or if a tender of certificates for Existing Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus and an agent's message is not delivered. Tenders by book-entry transfer may also be made by delivering an agent's message in lieu of this Letter. The term "agent's message" means a message, transmitted by DTC to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and that the Issuers may enforce this Letter against such participant. Holders of Existing Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Existing Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Existing Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1.

         DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

         The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the Existing Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Existing Notes should be listed on a separate signed schedule affixed hereto.


                          DESCRIPTION OF EXISTING NOTES

------------------------------------------------------------------------------------------------------------
|                                                      |        1        |       2        |       3        |
|------------------------------------------------------+-----------------+----------------+----------------|
|                                                      |                 |    AGGREGATE   |                |
|                                                      |                 |    PRINCIPAL   |                |
|                                                      |                 |    AMOUNT OF   |    PRINCIPAL   |
|  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)     |   CERTIFICATE   |   EXISTING     |     AMOUNT     |
|            (PLEASE FILL IN, IF BLANK)                |    NUMBER(S)*   |     NOTES      |   TENDERED**   |
|------------------------------------------------------+-----------------+----------------+----------------|
|                                                      |                 |                |                |
|------------------------------------------------------+-----------------+----------------+----------------|
|                                                      |                 |                |                |
|------------------------------------------------------+-----------------+----------------+----------------|
|                                                      |                 |                |                |
|------------------------------------------------------+-----------------+----------------+----------------|
|                                                      |       TOTAL     |                |                |
------------------------------------------------------------------------------------------------------------
*   Need not be completed if Existing Notes are being tendered by book-entry transfer.
**  Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the Existing
    Notes represented by the Existing Notes indicated in column 2. See Instruction 2. Existing Notes tendered hereby must be in denominations of principal amount of US$1,000 and any integral multiple thereof. See Instruction 1.


[ ] CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT
    MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
                              -----------------------------------------------------------------------------

Account Number                                       Transaction Code Number
               ------------------------------------                          ------------------------------

By crediting the Existing Notes to the Exchange Agent's account at DTC's Automated Tender Offer Program
("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting a computer generated agent's message, the participant in DTC confirms on behalf of itself and the beneficial owners of such Existing Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.
The term "agent's message" means a message, transmitted to DTC and received by the Exchange Agent and forming part of a book-entry transfer, in which the Holder of the Existing Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter and acknowledges that the Issuers may enforce this Letter against such Holder.

[ ] CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY
    AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s)
                                     ----------------------------------------------------------------------
    Window Ticket Number (if any)
                                   ------------------------------------------------------------------------
    Date of Execution of Notice of Guaranteed Delivery
                                                        ---------------------------------------------------
    Name of Institution Which Guaranteed Delivery
                                                   --------------------------------------------------------
    IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

Account Number                                      Transaction Code Number
               -----------------------------------                          -------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND
    10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name:
         --------------------------------------------------------------------------------------------------

    Address:
             ----------------------------------------------------------------------------------------------

         If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that such Existing
Notes were acquired by such broker-dealer as a result of market-making or other trading activities and, that it must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction, including the delivery of a prospectus that contains information with respect to any selling holder required by the Securities Act in connection with any resale of the
Exchange Notes; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive Exchange Notes, it represents that the Existing Notes to be exchanged for the Exchange Notes were acquired as a result of market-making activities or other trading activities.

                  PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the aggregate principal amount of Existing Notes indicated above. For each Existing Note accepted for exchange, the Holder of the Existing Note will receive an Exchange Note having a principal amount equal to that of the surrendered Existing Note. The Exchange Notes will evidence the same indebtedness as, and will replace, the Existing Notes tendered in exchange therefore. Subject to, and effective upon, the acceptance for exchange of the Existing Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to such Existing Notes as are being tendered hereby in exchange for Exchange Notes having a principal amount equal to that of such tendered Existing Notes.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Existing Notes, with full power of substitution, among other things, to cause the Existing Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing Notes, and to acquire Exchange Notes issuable upon the exchange of such tendered Existing Notes, and that, when the same are accepted for exchange, the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuers.

         The undersigned hereby further represents that any Exchange Notes acquired in exchange for Existing Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the Holder of such Existing Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the Holder of such Existing Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuers.

         The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Existing Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Issuers within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holders' business and such Holders have no arrangement with any person to participate in the distribution of such Exchange Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any Holder is an affiliate of the Issuers, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such Holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Existing Notes, it represents that the Existing Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the sale, assignment and transfer of the Existing Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal Rights" section of the Prospectus.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the Issuers will deliver the Exchange Notes (and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Existing Notes, the Issuers will credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, the Issuers will send the Exchange Notes (and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Existing Notes."

         If the undersigned is not a broker-dealer, the undersigned represents that it is not an affiliate of the Issuers, it acquired the Exchange Notes in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and it has no arrangements or understandings with any person to participate in a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Existing Notes, it represents that the Existing Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF EXISTING NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE EXISTING NOTES AS SET FORTH IN SUCH BOX ABOVE.

-------------------------------------------------------        -------------------------------------------------------
            SPECIAL ISSUANCE INSTRUCTIONS                                  SPECIAL DELIVERY INSTRUCTIONS
              (SEE INSTRUCTIONS 3 AND 4)                                     (SEE INSTRUCTIONS 3 AND 4)
-------------------------------------------------------        -------------------------------------------------------
    To be completed ONLY if certificates for Existing          To be completed ONLY if certificates for Existing
Notes not exchanged and/or Exchange Notes are to be            Notes not exchanged and/or Exchange Notes are to be
issued in the name of and sent to someone other than           sent to someone other than the person or persons
the person or persons whose signature(s) appear(s) on          whose signature(s) appear(s) on this Letter above, or
this Letter above, or if Existing Notes delivered by           to such person or persons at an address other than
book-entry transfer which are not accepted for                 shown in the box entitled "Description of Existing
exchange are to be returned by credit to an account            Notes" on this Letter above.
maintained at DTC other than the account indicated
above.                                                         Mail Exchange Notes and/or Existing Notes to:

Issue Exchange Notes and/or Existing Notes to:                 Name(s) _______________________________________________
                                                                               (PLEASE TYPE OR PRINT)
Name(s) _____________________________________________
                (PLEASE TYPE OR PRINT)                         _______________________________________________________
                                                                               (PLEASE TYPE OR PRINT)
_____________________________________________________
                (PLEASE TYPE OR PRINT)                         Address _______________________________________________

Address _____________________________________________
                                                               _______________________________________________________
                                                                                 (ZIP/POSTAL CODE)
_____________________________________________________
                  (ZIP/POSTAL CODE)

            (COMPLETE SUBSTITUTE FORM W-9)

[ ] Credit unexchanged Existing Notes delivered by book-entry transfer to the DTC account set forth below.

_____________________________________________________
                         DTC
            ACCOUNT NUMBER (IF APPLICABLE)
-------------------------------------------------------        -------------------------------------------------------

         IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE (TOGETHER WITH THE CERTIFICATES FOR EXISTING NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 BELOW)

X ________________________________________________     _________________________
               (SIGNATURE(s) OF HOLDER)                         (DATE)

X ________________________________________________     _________________________
               (SIGNATURE(s) OF HOLDER)                         (DATE)


Area Code and Telephone Number _________________________________________________

If a Holder is tendering any Existing Notes, this Letter must be signed by the Holder(s) as the name(s) appear(s) on the certificate(s) for the Existing Notes or by any person(s) authorized to become Holder(s) by endorsements and documents transmitted herewith. In such circumstances, the Letter must be accompanied by a written instrument of transfer or exchange in satisfactory form duly executed by the Holder with the signature guaranteed by an Eligible Institution (as defined herein) pursuant to procedures set for in "The Exchange Offer -- Procedures for Tendering" section of the Prospectus. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s): _______________________________________________________________________
                                 (PLEASE TYPE OR PRINT)

Capacity: ______________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                           (INCLUDING ZIP/POSTAL CODE)

                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by
an Eligible Institution: _______________________________________________________
                                      (AUTHORIZED SIGNATURE)

________________________________________________________________________________
                                     (TITLE)

________________________________________________________________________________
                                 (NAME AND FIRM)

Dated: _________________________________________________________________________

                                  INSTRUCTIONS

            FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE
   OFFER FOR THE 10 3/8% SENIOR NOTES DUE 2011 OF GERDAU AMERISTEEL CORPORATION
                  AND GUSAP PARTNERS IN EXCHANGE FOR THE 10 3/8%
   SENIOR NOTES DUE 2011 OF GERDAU AMERISTEEL CORPORATION AND GUSAP PARTNERS WHICH HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED,
                AND QUALIFIED UNDER THE SECURITIES ACT (ONTARIO)


1.       DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.

         This Letter is to be completed by Holders of Existing Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer -- Book-Entry Transfer" section of the Prospectus and an agent's message is not delivered. Tenders by book-entry transfer may also be made by delivering an agent's message in lieu of this Letter. The term "agent's message" means a message, transmitted to DTC and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering Holder, which acknowledgement states that such Holder has received and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter and acknowledges that the Issuers may enforce this Letter against such Holder. Certificates for all physically tendered Existing Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile or agent's message in lieu thereof) and any other documents required by this Letter must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guarantee delivery procedure set forth below. Existing Notes tendered hereby must be in denominations of principal amount of US$1,000 and any integral multiple thereof.

         Holders whose certificates for Existing Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Existing Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined herein), (ii) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof or an agent's message) and a Notice of Guaranteed Delivery, substantially in the form provided by the Issuers (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Existing Notes and the amount of Existing Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, the certificates for all physically tendered Existing Notes, or Book-Entry Confirmation, as the case may be, together with any required signature guarantees and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Existing Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and any required signature guarantees and all other documents required by this Letter, are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. An "Eligible Institution" is a financial institution, including most banks, savings and loan associations and brokerage houses, that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.

         The method of delivery of this Letter, the Existing Notes and all other required documents is at the election and risk of the tendering Holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Existing Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

See "The Exchange Offer" section of the Prospectus.

2.       PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY
         TRANSFER).

         If less than all of the Existing Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Existing Notes to be tendered in the box above entitled "Description of Existing Notes -- Principal Amount Tendered." A reissued certificate representing the balance of untendered Existing Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE EXISTING NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

         If this Letter is signed by the registered Holder of the Existing Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

         If any tendered Existing Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

         If any tendered Existing Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

         When this Letter is signed by the registered Holder or registered Holders of the Existing Notes specified herein and tendered hereby, no endorsements of certificates or powers of attorney are required. If, however, the Exchange Notes are to be issued, or any untendered Existing Notes are to be reissued, to a person other than the registered Holder, then endorsements of any certificates transmitted hereby or powers of attorney are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If the Letter of Transmittal is signed by a person other than the registered Holder of Existing Notes, the Letter of Transmittal must be accompanied by a written instrument of transfer or exchange in satisfactory form duly executed by the registered Holder with the signature guaranteed by an Eligible Institution. The Existing Notes must be endorsed or accompanied by appropriate powers of attorney. In either case, the Existing Notes must be signed exactly as the name of any registered Holder appears on the Existing Notes.

         If this Letter or any certificates or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, proper evidence satisfactory to the Issuers of their authority to so act must be submitted.

         Endorsements on certificates for Existing Notes or signatures on powers of attorney required by this Instruction 3 must be guaranteed by an Eligible Institution.

         Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Existing Notes are tendered: (i) by a registered Holder of Existing Notes (which term, for the purposes of the Exchange Offer, includes any participant in the DTC system whose name appears on a security position listing as the Holder of such Existing Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

4.       SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

         Tendering Holders of Existing Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Existing Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Existing Notes by book-entry transfer may request that Existing Notes not exchanged be credited to such account maintained at DTC as such Holder may designate hereon. If no such instructions are given, such Existing Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.       TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING TAX.

         U.S. federal income tax law generally requires that a tendering Holder whose Existing Notes are accepted for exchange must provide the Exchange Agent (as payor) with such Holder's correct Taxpayer Identification Number ("TIN"). If the Exchange Agent is not provided with the correct TIN of the Holder or an adequate basis for an exemption, such Holder may be subject to backup withholding in an amount equal to 28% of the amount of any reportable payments made after the exchange to such tendering Holder. If withholding results in an overpayment of taxes, a refund may be obtained. If a Holder fails to furnish a correct taxpayer identification number to the Exchange Agent, the Holder may be subject to a penalty of $50 for each such failure.

         To prevent backup withholding, each tendering Holder must provide such Holder's correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that (i) the TIN provided is correct (or that such Holder has applied for and is awaiting a TIN), (ii) the Holder is exempt from backup withholding, the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding, and (iii) that the Holder is a U.S. person (including a U.S. resident alien).

         Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Holder should write "Exempt" in Part 2 of Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed applicable Form W-8 BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, signed under penalty of perjury, attesting to such exempt status. Such form may be obtained from the Exchange Agent.

         If the Existing Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

         If the Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the Holder does not provide such Holder's TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such Holder furnishes such Holder's TIN to the Exchange Agent. NOTE: WRITING "APPLIED FOR" ON THE FORM MEANS THAT THE HOLDER HAS ALREADY APPLIED FOR A TIN OR THAT SUCH HOLDER INTENDS TO APPLY FOR ONE IN THE NEAR FUTURE.

6.       TRANSFER TAXES.

         The Issuers will pay all transfer taxes, if any, applicable to the transfer of Existing Notes to the registered Holder or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Existing Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder, or if tendered Existing Notes are registered in the name of any person other than the person tendering such Existing Notes, or if a transfer tax is imposed for any reason other than the transfer of Existing Notes to the Issuers or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

         EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE EXISTING NOTES SPECIFIED IN THIS LETTER.

7.       WAIVER OF CONDITIONS.

         The Issuers reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.       NO CONDITIONAL TENDERS.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Existing Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Existing Notes for exchange.

         Neither the Issuers, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Existing Notes nor shall any of them incur any liability for failure to give any such notice.

9.       MUTILATED, LOST, STOLEN OR DESTROYED EXISTING NOTES.

         Any Holder whose Existing Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.      WITHDRAWAL RIGHTS.

         Tenders of Existing Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

         For a withdrawal of a tender of Existing Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Existing Notes to be withdrawn (the "Depositor"),
(ii) identify the Existing Notes to be withdrawn (including certificate number or numbers and the principal amount of such Existing Notes), (iii) contain a statement that such Holder is withdrawing his or her election to have such Existing Notes exchanged, (iv) be signed by the Holder in the same manner as the original signature on the Letter by which such Existing Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Existing Notes register the transfer of such Existing Notes in the name of the person withdrawing the tender and (v) specify the name in which such Existing Notes are registered, if different from that of the person making the deposit or tender. If certificates for Existing Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of these certificates, the withdrawing Holder must also submit the serial numbers of the particular certificates to be withdrawn and sign the notice of withdrawal with signatures guaranteed by an Eligible Institution unless this Holder is an Eligible Institution. If Existing Notes have been tendered pursuant to the procedure for book-entry transfer set forth in "The Exchange Offer -- Book-Entry Transfer" section of the Prospectus, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Existing Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuers, whose determination shall be final and binding on all parties. Any Existing Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Existing Notes so withdrawn are validly retendered. Any Existing Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Existing Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures set forth in "The Exchange Offer -- Book-Entry Transfer" section of the Prospectus, such Existing Notes will be credited to an account maintained with DTC for the Existing Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Existing Notes may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

11.      REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

                                 TO BE COMPLETED BY ALL TENDERING HOLDERS
                                           (See Instruction 5)

                                      PAYOR'S NAME: SOUTHTRUST BANK

-----------------------------------------------------------------------------------------------------------
                                |  PART I - PLEASE PROVIDE    |
                                |  YOUR TIN IN THE BOX AT     |    TIN: ______________________
                                |  RIGHT AND CERTIFY BY       |    SOCIAL SECURITY NUMBER OR EMPLOYER
                                |  SIGNING AND DATING         |    IDENTIFICATION NUMBER
                                |  BELOW.                     |
                                |  ------------------------------------------------------------------------
                                |  PART 2 - TIN APPLIED FOR [ ]
                                |  ------------------------------------------------------------------------
                                |  CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
                                |  (1)  the number shown on this form is my correct TIN (or I am waiting
                                |  for a number to be issued to me);
SUBSTITUTE                      |  (2)  I am not subject to backup withholding either because: (a) I am
FORM W-9                        |  exempt from backup withholding, or (b) I have not been notified by the
DEPARTMENT OF THE TREASURY      |  Internal Revenue Service (the "IRS") that I am subject to backup
INTERNAL REVENUE SERVICE        |  withholding as a result of a failure to report all interest or
                                |  dividends, or (c) the IRS has notified me that I am no longer subject to
                                |  backup withholding; and
                                |  (3)  I am a U.S. person.
                                |
PAYOR'S REQUEST                 |  ________________________________________________________________________
FOR TAXPAYER                    |
IDENTIFICATION NUMBER           |
("TIN") AND CERTIFICATION       |  SIGNATURE ________________________________  DATE _______________________
                                |
___________________________________________________________________________________________________________

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
___________________________________________________________________________________________________________

                    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                                     IN PART 2 OF SUBSTITUTE FORM W-9
___________________________________________________________________________________________________________

                          CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.


Signature________________________________________________     Date: _______________________________________




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